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                       iBEAM Broadcasting Corporation


                               1998 Stock Plan

                           Adopted on March 23, 1998
                   Amended and Restated on October 27, 1999
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                              TABLE OF CONTENTS

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SECTION 1.  ESTABLISHMENT AND PURPOSE.......................  1

SECTION 2.  ADMINISTRATION..................................  1

 (a) Committees of the Board of Directors...................  1
 (b) Authority of the Board of Directors....................  1

SECTION 3.  ELIGIBILITY.....................................  1

 (a) General Rule...........................................  1
 (b) Ten-Percent Stockholders...............................  1

SECTION 4.  STOCK SUBJECT TO PLAN...........................  2

 (a) Basic Limitation.......................................  2
 (b) Additional Shares......................................  2

SECTION 5.  TERMS AND CONDITIONS OF AWARDS OR SALES.........  2

 (a) Stock Purchase Agreement...............................  2
 (b) Duration of Offers and Nontransferability of Rights....  2
 (c) Purchase Price.........................................  2
 (d) Withholding Taxes......................................  3
 (e) Restrictions on Transfer of Shares and Minimum Vesting.  3
 (f) Accelerated Vesting....................................  3

SECTION 6.  TERMS AND CONDITIONS OF OPTIONS.................  3

 (a) Stock Option Agreement.................................  3
 (b) Number of Shares.......................................  3
 (c) Exercise Price.........................................  3
 (d) Withholding Taxes......................................  4
 (e) Exercisability.........................................  4
 (f) Accelerated Exercisability.............................  4
 (g) Basic Term.............................................  4
 (h) Nontransferability.....................................  4
 (i) Termination of Service (Except by Death)...............  4
 (j) Leaves of Absence......................................  5
 (k) Death of Optionee......................................  5
 (l) No Rights as a Stockholder.............................  5
 (m) Modification, Extension and Assumption of Options......  5
 (n) Restrictions on Transfer of Shares and Minimum Vesting.  6
 (o) Accelerated Vesting....................................  6
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SECTION 7.  PAYMENT FOR SHARES..............................  6

 (a) General Rule...........................................  6
 (b) Surrender of Stock.....................................  6
 (c) Services Rendered......................................  6
 (d) Promissory Note........................................  6
 (e) Exercise/Sale..........................................  7
 (f) Exercise/Pledge........................................  7

SECTION 8.  ADJUSTMENT OF SHARES............................  7

 (a) General................................................  7
 (b) Mergers and Consolidations.............................  7
 (c) Reservation of Rights..................................  8

SECTION 9.  SECURITIES LAWS REQUIREMENTS....................  8

 (a) General................................................. 8
 (b) Financial Reports......................................  8

SECTION 10.  NO RETENTION RIGHTS............................  8

SECTION 11.  DURATION AND AMENDMENTS........................  8

 (a) Term of the Plan.......................................  8
 (b) Right to Amend or Terminate the Plan...................  9
 (c) Effect of Amendment or Termination.....................  9

SECTION 12.  DEFINITIONS....................................  9
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                                      ii
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                iBEAM Broadcasting Corporation 1998 Stock Plan

SECTION 1.  Establishment And Purpose.

     The purpose of the Plan is to offer selected individuals an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Section 422 of the Code.

     Capitalized terms are defined in Section 12.

SECTION 2.  Administration.

     (a)  Committees of the Board of Directors.    The Plan may be administered
by one or more Committees. Each Committee shall consist of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

     (b)  Authority of the Board of Directors.    Subject to the provisions of
the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Purchasers, all Optionees and all persons deriving their rights from a Purchaser or Optionee.

SECTION 3.  Eligibility.

     (a)  General Rule.    Only Employees, Outside Directors and Consultants
shall be eligible for the grant of Options or the direct award or sale of Shares. Only Employees shall be eligible for the grant of ISOs.

     (b)  Ten-Percent Stockholders.    An individual who owns more than 10% of
the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for designation as an Optionee or Purchaser unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the date of grant, (ii) the Purchase Price (if any) is at least 100% of the Fair Market Value of a Share and
(iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

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SECTION 4.  Stock Subject To Plan.

     (a)  Basic Limitation.    Shares offered under the Plan may be authorized
but unissued Shares or treasury Shares. The aggregate number of Shares that may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 2,334,875/1/ Shares, subject to adjustment pursuant to
Section 8. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

     (b)  Additional Shares.    In the event that any outstanding Option or
other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such Shares shall again be available for the purposes of the Plan, except that the aggregate number of Shares which may be issued upon the exercise of ISOs shall in no event exceed 3,334,875 Shares (subject to adjustment pursuant to Section 8).

SECTION 5.  Terms And Conditions Of Awards Or Sales.

     (a)  Stock Purchase Agreement.    Each award or sale of Shares under the
Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

     (b)  Duration of Offers and Nontransferability of Rights.    Any right to
acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days after the grant of such right was communicated to the Purchaser by the Company. Such right shall not be transferable and shall be exercisable only by the Purchaser to whom such right was granted.

     (c)  Purchase Price.    The Purchase Price of Shares to be offered under
the Plan shall not be less than 85% of the Fair Market Value of such Shares, and a higher percentage may be required by Section 3(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Board of Directors at its sole discretion. The Purchase Price shall be payable in a form described in
Section 7.

---------------
/1/ Reflects 300,000-share increase approved by the Board of December 1, 1998 from 1,484,875 to 1,784,875 shares. Reflects 500,000-share increase approved by the Board on January 12, 1999 from 1,784,875 to 2,284,875 shares. Reflects 1,050,000-share increase approved by the Board on February 23, 1999 from 2,284,875 to 3,334,875 shares. Reflects 2,000,000 share increase approved by the Board on October 27, 1999 from 3,334,875 to 5,334,875 shares.

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     (d)  Withholding Taxes.    As a condition to the purchase of Shares, the
Purchaser shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

     (e)  Restrictions on Transfer of Shares and Minimum Vesting.    Any Shares
awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In the case of a Purchaser who is not an officer of the Company, an Outside Director or a Consultant, any right to repurchase the Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse at least as rapidly as 20% per year over the five-year period commencing on the date of the award or sale of the Shares. Any such right may be exercised only within 90 days after the termination of the Purchaser's Service for cash or for cancellation of indebtedness incurred in purchasing the Shares.

     (f) Accelerated Vesting. Unless the applicable Stock Purchase Agreement provides otherwise, any right to repurchase a Purchaser's Shares at the original Purchase Price (if any) upon termination of the Purchaser's Service shall lapse and all of such Shares shall become vested if (i) the Company is subject to a Change in Control before the Purchaser's Service terminates and (ii) the repurchase right is not assigned to the entity that employs the Purchaser immediately after the Change in Control or to its parent or subsidiary.

SECTION 6.  Terms And Conditions Of Options.

     (a)  Stock Option Agreement.    Each grant of an Option under the Plan
shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

     (b)  Number of Shares.    Each Stock Option Agreement shall specify the
number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

     (c)  Exercise Price.    Each Stock Option Agreement shall specify the
Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). The Exercise Price of a Nonstatutory Option shall not be less than 85% of the Fair Market Value of a Share on the date of grant, and a higher percentage may be required by Section 3(b). Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Board of Directors at its sole discretion. The Exercise Price shall be payable in a form described in Section 7.

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     (d)  Withholding Taxes.    As a condition to the exercise of an Option, the
Optionee shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

     (e)  Exercisability.    Each Stock Option Agreement shall specify the date
when all or any installment of the Option is to become exercisable. In the case of an Optionee who is not an officer of the Company, an Outside Director or a Consultant, an Option shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the date of grant. Subject to the preceding sentence, the exercisability provisions of any Stock Option Agreement shall be determined by the Board of Directors at its sole discretion.

     (f) Accelerated Exercisability. Unless the applicable Stock Option Agreement provides otherwise, all of an Optionee's Options shall become exercisable in full if (i) the Company is subject to a Change in Control before the Optionee's Service terminates, (ii) such Options do not remain outstanding,
(iii) such Options are not assumed by the surviving corporation or its parent and (iv) the surviving corporation or its parent does not substitute options with substantially the same terms for such Options.

     (g)  Basic Term.    The Stock Option Agreement shall specify the term of
the Option. The term shall not exceed 10 years from the date of grant, and a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

     (h)  Nontransferability.    No Option shall be transferable by the Optionee
other than by beneficiary designation, will or the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the Optionee during the Optionee's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

     (i)  Termination of Service (Except by Death).    If an Optionee's Service
terminates for any reason other than the Optionee's death, then the Optionee's Options shall expire on the earliest of the following occasions:

          (i)   The expiration date determined pursuant to Subsection (g) above;

          (ii) The date three months after the termination of the Optionee's Service for any reason other than Disability, or such later date as the Board of Directors may determine; or

          (iii) The date six months after the termination of the Optionee's Service by reason of Disability, or such later date as the Board of Directors may determine.

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The Optionee may exercise all or part of the Optionee's Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination). The balance of such Options shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of the Optionee's Service but before the expiration of the Optionee's Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee's Service terminated (or vested as a result of the termination).

     (j)  Leaves of Absence.    For purposes of Subsection (i) above, Service
shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of Service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

     (k)  Death of Optionee.    If an Optionee dies while the Optionee is in
Service, then the Optionee's Options shall expire on the earlier of the following dates:

          (i)  The expiration date determined pursuant to Subsection (g) above;
     or

          (ii) The date 12 months after the Optionee's death.

All or part of the Optionee's Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee's death or became exercisable as a result of the death. The balance of such Options shall lapse when the Optionee dies.

     (l)  No Rights as a Stockholder.    An Optionee, or a transferee of an
Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee's Option until such person becomes entitled to receive such Shares by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

     (m)  Modification, Extension and Assumption of Options.    Within the
limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an

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Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option.

     (n)  Restrictions on Transfer of Shares and Minimum Vesting.    Any Shares
issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In the case of an Optionee who is not an officer of the Company, an Outside Director or a Consultant, any right to repurchase the Optionee's Shares at the original Exercise Price upon termination of the Optionee's Service shall lapse at least as rapidly as 20% per year over the five-year period commencing on the date of the option grant. Any such repurchase right may be exercised only within 90 days after the termination of the Optionee's Service for cash or for cancellation of indebtedness incurred in purchasing the Shares.

     (o) Accelerated Vesting. Unless the applicable Stock Option Agreement provides otherwise, any right to repurchase an Optionee's Shares at the original Exercise Price upon termination of the Optionee's Service shall lapse and all of such Shares shall become vested if (i) the Company is subject to a Change in Control before the Optionee's Service terminates and (ii) the repurchase right is not assigned to the entity that employs the Optionee immediately after the Change in Control or to its parent or subsidiary.

SECTION 7.  Payment For Shares.

     (a)  General Rule.    The entire Purchase Price or Exercise Price of Shares
issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 7.

     (b)  Surrender of Stock.    To the extent that a Stock Option Agreement so
provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

     (c)  Services Rendered.    At the discretion of the Board of Directors,
Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award. At the discretion of the Board of Directors, Shares may also be awarded under the Plan in consideration of services to be rendered to the Company, a Parent or a Subsidiary after the award, except that the par value of such Shares, if newly issued, shall be paid in cash or cash equivalents.

     (d)  Promissory Note.    To the extent that a Stock Option Agreement or
Stock Purchase Agreement so provides, all or a portion of the Exercise Price or Purchase Price (as the

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case may be) of Shares issued under the Plan may be paid with a full-recourse promissory note. However, the par value of the Shares, if newly issued, shall be paid in cash or cash equivalents. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

     (e)  Exercise/Sale.    To the extent that a Stock Option Agreement so
provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

     (f)  Exercise/Pledge.    To the extent that a Stock Option Agreement so
provides, and if Stock is publicly traded, payment may be made all or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

SECTION 8.  Adjustment Of Shares.

     (a)  General.    In the event of a subdivision of the outstanding Stock, a
declaration of a dividend payable in Shares, a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a spin-off, a reclassification or a similar occurrence, the Board of Directors shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 4, (ii) the number of Shares covered by each outstanding Option or (iii) the Exercise Price under each outstanding Option.

     (b)  Mergers and Consolidations.    In the event that the Company is a
party to a merger or consolidation, outstanding Options shall be subject to the agreement of merger or consolidation. Such agreement, without the Optionees' consent, may provide for:

          (i) The continuation of such outstanding Options by the Company (if the Company is the surviving corporation);

          (ii) The assumption of the Plan and such outstanding Options by the surviving corporation or its parent;

          (iii) The substitution by the surviving corporation or its parent of options with substantially the same terms for such outstanding Options; or

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          (iv)  The cancellation of such outstanding Options without payment of any consideration.

     (c)  Reservation of Rights.    Except as provided in this Section 8, an
Optionee or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 9.  Securities Law Requirements.

     (a) General. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

     (b)  Financial Reports.    The Company each year shall furnish to
Optionees, Purchasers and stockholders who have received Stock under the Plan its balance sheet and income statement, unless such Optionees, Purchasers or stockholders are key Employees whose duties with the Company assure them access to equivalent information. Such balance sheet and income statement need not be audited.

SECTION 10.    No Retention Rights.

     Nothing in the Plan or in any right or Option granted under the Plan shall confer upon the Purchaser or Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser or Optionee) or of the Purchaser or Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 11.    Duration and Amendments.

     (a)  Term of the Plan.    The Plan, as set forth herein, shall become
effective on the date of its adoption by the Board of Directors, subject to the approval of the Company's stockholders. In the event that the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, any grants of Options or sales or awards of Shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

     (b)  Right to Amend or Terminate the Plan.    The Board of Directors may
amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the number of Shares available for issuance under the Plan (except as provided in Section 8), or which materially changes the class of persons who are eligible for the grant of ISOs, shall be subject to the approval of the Company's stockholders. Stockholder approval shall not be required for any other amendment of the Plan.

     (c)  Effect of Amendment or Termination.    No Shares shall be issued or
sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 12.    Definitions.

     (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

     (b)  "Change in Control" shall mean:

          (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

          (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (d) "Committee" shall mean a committee of the Board of Directors, as described in Section 2(a).

     (e) "Company" shall mean iBEAM Broadcasting Corporation, a Delaware corporation.

     (f) "Consultant" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

     (g) "Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

     (h) "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

     (i) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

     (j) "Fair Market Value" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

     (k) "ISO" shall mean an employee incentive stock option described in
Section 422(b) of the Code.

     (l) "Nonstatutory Option" shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

     (m) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

     (n) "Optionee" shall mean an individual who holds an Option.

     (o) "Outside Director" shall mean a member of the Board of Directors who is not an Employee.

     (p) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

     (q) "Plan" shall mean this iBEAM Broadcasting Corporation 1998 Stock Plan.

     (r) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

     (s) "Purchaser" shall mean an individual to whom the Board of Directors has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

     (t) "Service" shall mean service as an Employee, Outside Director or Consultant.

     (u) "Share" shall mean one share of Stock, as adjusted in accordance with
Section 8 (if applicable).

     (v) "Stock" shall mean the Common Stock of the Company, with a par value of $0.0001 per Share.

     (w) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to the Optionee's Option.

     (x) "Stock Purchase Agreement" shall mean the agreement between the Company and a Purchaser who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

     (y) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

               iBEAM BROADCASTING CORPORATION 1998 STOCK PLAN:

                          SUMMARY OF STOCK PURCHASE

By your signature and the signature of the Company's representative below, you and the Company agree that you are purchasing shares subject to the terms and conditions of the 1998 Stock Plan and the Stock Purchase Agreement, both of which are attached to and made a part of this document.

     Name of Purchaser:                         ((Name))

     Total Number of Purchased Shares:          ((TotalShares))

     Purchase Price Per Share:                  $((PricePerShare))

     Date of Purchase:                          ((DatePurchase))

     Vesting Commencement Date:                 ((VestComDate))

     Vesting Schedule:                          The Right of Repurchase shall
                                                lapse with respect to the
                                                first 25% of the Purchased
                                                Shares when the Purchaser
                                                completes 12 months of
                                                continuous Service after the
                                                Vesting Commencement Date. The
                                                Right of Repurchase shall
                                                lapse with respect to an
                                                additional 1/48th of the
                                                Purchased Shares when the
                                                Purchaser completes each month
                                                of continuous Service
                                                thereafter.

PURCHASER:                                      iBEAM BROADCASTING CORPORATION

                                                By:
-----------------------------                      -----------------------------

                                                Title:
-----------------------------                      -----------------------------
Print Name
               iBEAM BROADCASTING CORPORATION 1998 STOCK PLAN:

                          STOCK PURCHASE AGREEMENT

SECTION 1.   ACQUISITION OF SHARES.


        (a) Transfer. On the terms and conditions set forth in the Summary of Stock Purchase and this Agreement, the Company agrees to transfer to the Purchaser the number of Shares set forth in the Summary of Stock Purchase. The transfer shall occur at the offices of the Company on the date of purchase set forth in the Summary of Stock Purchase or at such other place and time as the parties may agree.

        (b) Consideration. The Purchaser agrees to pay the Purchase Price set forth in the Summary of Stock Purchase for each Purchased Share. The Purchase Price is agreed to be at least 100% of the Fair Market Value of the Purchased Shares. Payment shall be made on the transfer date in cash or cash equivalents.

        (c) Stock Plan and Defined Terms. The transfer of the Purchased Shares is subject to the Plan, a copy of which the Purchaser acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 12 of this Agreement.

SECTION 2.   RIGHT OF REPURCHASE.

        (a) Scope of Repurchase Right. All Purchased Shares initially shall be Restricted Shares and shall be subject to a right (but not an obligation) of repurchase by the Company. The Purchaser shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares, except as provided in the following sentence. The Purchaser may transfer Restricted Shares (i) by beneficiary designation, will or intestate succession or (ii) to the Purchaser's spouse, children or grandchildren or to a trust established by the Purchaser for the benefit of the Purchaser or the Purchaser's spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Purchaser transfers any Restricted Shares, then this
Section 2 shall apply to the Transferee to the same extent as to the Purchaser.

        (b) Condition Precedent to Exercise. The Right of Repurchase shall be exercisable only during the 60-day period next following the date when the Purchaser's Service terminates for any reason, with or without cause, including (without limitation) death or disability.

        (c) Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Purchased Shares in accordance with the vesting schedule set forth in the Summary of Stock Purchase. In addition, the Right of Repurchase shall lapse and all of the remaining

Restricted Shares shall become vested if (i) the Company is subject to a Change in Control before the Purchaser's Service terminates and (ii) the Right of Repurchase is not assigned to the entity that employs the Purchaser immediately after the Change in Control or to its parent or subsidiary.

        (d) Repurchase Cost. If the Company exercises the Right of Repurchase, it shall pay the Purchaser an amount equal to the Purchase Price for each of the Restricted Shares being repurchased.

        (e) Exercise of Repurchase Right. The Right of Repurchase shall be exercisable only by written notice delivered to the Purchaser prior to the expiration of the 60-day period specified in Subsection (b) above. The notice shall set forth the date on which the repurchase is to be effected. Such date shall not be more than 30 days after the date of the notice. The certificate(s) representing the Restricted Shares to be repurchased shall, prior to the close of business on the date specified for the repurchase, be delivered to the Company properly endorsed for transfer. The Company shall, concurrently with the receipt of such certificate(s), pay to the Purchaser the purchase price determined according to Subsection (d) above. Payment shall be made in cash or cash equivalents or by canceling indebtedness to the Company incurred by the Purchaser in the purchase of the Restricted Shares. The Right of Repurchase shall terminate with respect to any Restricted Shares for which it has not been timely exercised pursuant to this Subsection (e).

        (f) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also, after each such transaction, be made to the price per share to be paid upon the exercise of the Right of Repurchase in order to reflect any change in the Company's outstanding securities effected without receipt of consideration therefor; provided, however, that the aggregate purchase price payable for the Restricted Shares shall remain the same.

        (g) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Restricted Shares to be repurchased in accordance with this Section 2, then after such time the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such Restricted Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Restricted Shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

        (h) Escrow. Upon issuance, the certificates for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Subsection (f) above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Purchased Shares are at the time Restricted Shares. All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to the Purchaser and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for repurchase and cancellation upon the Company's exercise of its Right of Repurchase or Right of First Refusal or (ii) released to the Purchaser upon the Purchaser's request to the extent the Purchased Shares are no longer Restricted Shares (but not more frequently than once every six months). In any event, all Purchased Shares which have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of
(i) the Purchaser's cessation of Service or (ii) the lapse of the Right of First Refusal.

SECTION 3.   RIGHT OF FIRST REFUSAL.

        (a) Right of First Refusal. In the event that the Purchaser proposes to sell, pledge or otherwise transfer to a third party any Purchased Shares, or any interest in such Purchased Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Purchased Shares. If the Purchaser desires to transfer Purchased Shares, the Purchaser shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Purchased Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal or state securities laws. The Transfer Notice shall be signed both by the Purchaser and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Purchased Shares. The Company shall have the right to purchase all, and not less than all, of the Purchased Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company's rights under this Subsection (a) shall be freely assignable, in whole or in part.

        (b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Purchaser may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Purchased Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal and state securities laws and not in violation of any other contractual restrictions to which the Purchaser is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Purchaser, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Purchased Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Purchased Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Purchased Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

        (c) Additional Shares or Substituted Securities. In the event of the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as an ordinary cash dividend) which are by reason of such transaction distributed with respect to any Purchased Shares subject to this
Section 3 or into which such Purchased Shares thereby become convertible shall immediately be subject to this Section 3. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Purchased Shares subject to this Section 3.

        (d) Termination of Right of First Refusal. Any other provision of this
Section 3 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Purchaser desires to transfer Purchased Shares, the Company shall have no Right of First Refusal, and the Purchaser shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

        (e) Permitted Transfers. This Section 3 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to the Purchaser's spouse, children or grandchildren or to a trust established by the Purchaser for the benefit of the Purchaser or the Purchaser's spouse, children or grandchildren, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Purchaser transfers any Purchased Shares, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Section 3 shall apply to the Transferee to the same extent as to the Purchaser.

        (f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be purchased in accordance with this Section 3, then after such time the person from whom such Purchased Shares are to be purchased shall no longer have any rights as a holder of such Purchased Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Purchased Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

SECTION 4.   OTHER RESTRICTIONS ON TRANSFER.

        (a) Purchaser Representations. In connection with the issuance and acquisition of Shares under this Agreement, the Purchaser hereby represents and warrants to the Company as follows:

        (i) The Purchaser is acquiring and will hold the Purchased Shares for investment for his or her account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

        (ii) The Purchaser understands that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or the Purchaser obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Purchaser further acknowledges and understands that the Company is under no obligation to register the Purchased Shares.

        (iii) The Purchaser is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited "broker's transaction," and the amount of securities being sold during any three-month period not exceeding specified limitations. The Purchaser acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

        (iv) The Purchaser will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Purchaser agrees that he or she will not dispose of the Purchased Shares unless and until he or she has complied with all requirements of this Agreement applicable to the disposition of Purchased Shares and he or she has provided the Company with written assurances, in substance and form satisfactory to the Company, that (A) the proposed disposition does not require registration of the Purchased Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased Shares under the Rules of the California Corporations Commissioner.

        (v) The Purchaser has been furnished with, and has had access to, such information as he or she considers necessary or appropriate for deciding whether to invest in the Purchased Shares, and the Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

        (vi) The Purchaser is aware that his or her investment in the Company is a speculative investment which has limited liquidity and is subject to the risk of complete loss. The Purchaser is able, without impairing his or her financial condition, to hold the

Purchased Shares for an indefinite period and to suffer a complete loss of his or her investment in the Purchased Shares.

        (b) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Purchased Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

        (c) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, the Purchaser shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company's initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Subsection (c). This Subsection (c) shall not apply to Shares registered in the public offering under the Securities Act, and the Purchaser shall be subject to this Subsection (c) only if the directors and officers of the Company are subject to similar arrangements.

        (d) Rights of the Company. The Company shall not be required to (i) transfer on its books any Purchased Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Purchased Shares have been transferred in contravention of this Agreement.

SECTION 5.   SUCCESSORS AND ASSIGNS.

          Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Purchaser and the Purchaser's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

SECTION 6.   NO RETENTION RIGHTS.

          Nothing in this Agreement or in the Plan shall confer upon the Purchaser any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser) or of the Purchaser, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 7.   TAX ELECTION.

          The acquisition of the Purchased Shares may result in adverse tax consequences that may be avoided or mitigated by filing an election under Code
Section 83(b). Such election may be filed only within 30 days after the date of purchase set forth in the Summary of Stock Purchase. The form for making the Code Section 83(b) election is attached to this Agreement as an Exhibit. The Purchaser should consult with his or her tax advisor to determine the tax consequences of acquiring the Purchased Shares and the advantages and disadvantages of filing the Code Section 83(b) election. The Purchaser acknowledges that it is his or her sole responsibility, and not the Company's, to file a timely election under Code Section 83(b), even if the Purchaser requests the Company or its representatives to make this filing on his or her behalf.

SECTION 8.   LEGENDS.

          All certificates evidencing Purchased Shares shall bear the following legends:

     "THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

     "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN

     EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

If required by the authorities of any state in connection with the issuance of the Purchased Shares, the legend or legends required by such state authorities shall also be endorsed on all such certificates.

SECTION 9.   NOTICE.

          Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Purchaser at the address that he or she most recently provided to the Company.

SECTION 10.  ENTIRE AGREEMENT.

          The Summary of Stock Purchase, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

SECTION 11.  CHOICE OF LAW.

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

SECTION 12.  DEFINITIONS.

        (a)  "Agreement" shall mean this Stock Purchase Agreement.

        (b) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

        (c)  "Change in Control" shall mean:

             (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

              (ii) The sale, transfer or other disposition of all or substantially all of the Company's assets.

          A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

        (d)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (e) "Committee" shall mean a committee of the Board of Directors, as described in Section 2 of the Plan.

        (f) "Company" shall mean iBeam Broadcasting Corporation, a Delaware corporation.

        (g) "Consultant" shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

        (h) "Employee" shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

        (i) "Fair Market Value" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

        (j) "Outside Director" shall mean a member of the Board of Directors who is not an Employee.

        (k) "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        (l) "Plan" shall mean the iBeam Broadcasting Corporation 1998 Stock Plan, as amended.

        (m) "Purchased Shares" shall mean the Shares purchased by the Purchaser pursuant to this Agreement.

        (n) "Purchase Price" shall mean the amount for which one Share may be purchased pursuant to this Agreement, as specified in the Summary of Stock Purchase.

        (o) "Purchaser" shall mean the individual named in the Summary of Stock Purchase.

        (p) "Restricted Share" shall mean a Purchased Share that is subject to the Right of Repurchase.

        (q) "Right of First Refusal" shall mean the Company's right of first refusal described in Section 3.

        (r) "Right of Repurchase" shall mean the Company's right of repurchase described in Section 2.

        (s)  "Securities Act" shall mean the Securities Act of 1933, as amended.

        (t) "Service" shall mean service as an Employee, Outside Director or Consultant.

        (u) "Share" shall mean one share of Stock, as adjusted in accordance with Section 8 of the Plan (if applicable).

        (v) "Stock" shall mean the Common Stock of the Company, with a par value of $0.0001 per Share.

        (w) "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain or corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        (x) "Summary of Stock Purchase" shall mean the document so entitled to which this Agreement is attached.

        (y) "Transferee" shall mean any person to whom the Purchaser has directly or indirectly transferred any Purchased Share.

        (z) "Transfer Notice" shall mean the notice of a proposed transfer of Purchased Shares described in Section 3.

                                                                     EXHIBIT I

                           SECTION 83(b) ELECTION

This statement is made under Section 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Treasury Regulations Section 1.83-2.

(1)  The taxpayer who performed the services is:

     Name:

     Address:

     Social Security No.:

(2) The property with respect to which the election is made is ______ shares of the common stock of iBeam Broadcasting Corporation

(3)  The property was transferred on ________ __, 199__.

(4)  The taxable year for which the election is made is the calendar year 199__.

(5) The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's service with the issuer is terminated. The issuer's repurchase right lapses in a series of installments over a ______-year period ending on ___________ ____, _____.

(6) The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $___ per share.

(7)  The amount paid for such property is $____ per share.

(8) A copy of this statement was furnished to iBeam Broadcasting Corporation, for whom taxpayer rendered the services underlying the transfer of such property.

(9)  This statement is executed on _______ __, 199___.



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Spouse (if any)                         Taxpayer

This election must be filed with the Internal Revenue Service Center with which the Purchaser files his or her Federal income tax returns and must be filed within 30 days after the date of purchase. This filing should be made by registered or certified mail, return receipt requested. The Purchaser must retain two copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.